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                                                                  EXHIBIT 10.20

                            CASH COLLATERAL ACCOUNT
                   SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

     THIS CASH COLLATERAL ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this "Agreement"), dated as of April 25, 1997, by and among 277 PARK AVENUE, LLC, a Delaware limited liability company ("Property Owner"), PARK AVENUE MANAGEMENT CORPORATION, a Delaware corporation ("Managing Member"), PARK AVENUE FINANCING COMPANY, LLC, a Delaware limited liability company ("Holding Company"), PAMC CO-MANAGER INC., a Delaware corporation ("Co-Manager"; Holding Company and Co-Manager are hereafter referred to collectively as the "Borrowers"; the Property Owner, Managing Member and Borrowers are occasionally collectively referred to as the "Borrower Parties" ), STANLEY STAHL, a resident of the State of New York ("Stahl"), and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), as Agent for itself and the other Banks from time to time a party to the Credit Agreement (as hereinafter defined) (FNBB, in its capacity as Agent, is hereinafter referred to as "Agent").

                             W I T N E S S E T H:

     WHEREAS, the Property Owner is the owner of the "Mortgaged Property" (as defined in the Credit Agreement); and

     WHEREAS, "Mortgagee" (as defined in the Credit Agreement), has made a mortgage loan to the Property Owner in the original principal amount of $345,000,000.00, which loan is evidenced by a Consolidated, Amended and Restated Promissory Note, dated as of the date hereof (the "Mortgage Note"), executed by the Property Owner, as maker, payable to the order of the Mortgagee, as payee, and secured by, among other instruments, the "Mortgage" (as defined in the Credit Agreement); and

     WHEREAS, the Property Owner and the Mortgagee have further executed the "Mortgage Cash Collateral Agreement" (as defined in the Credit Agreement); and

     WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith among the Borrowers, FNBB, the other Banks that are a party thereto, Agent and the other parties thereto (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the "Credit Agreement"), the Banks have agreed to provide a loan to Borrowers of $80,000,000.00 (the "Loan"), which Loan is evidenced by those certain Notes made by Borrower to the order of the Banks in the aggregate principal face amount of $80,000,000.00 (such Notes, and each other note as may be issued under the Credit Agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, is hereinafter referred to collectively as the "Note"); and

     WHEREAS, the Banks have required, as a condition to the making of the Loan to Borrowers, that the Borrower Parties execute this Agreement to secure the obligations of Borrowers under the Note, the Credit Agreement and certain other agreements;

     NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby
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acknowledged, and as a material inducement to the Banks to close and fund the
Loan, the parties hereto covenant and agree as follows:

     I. Defined Terms. Capitalized terms used in this Agreement, but which are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement. In addition, the following terms shall have the following meanings:

             Accounts Depository Bank: The "Bank" under the Mortgage Cash Collateral Agreement.

             Accrual Interest Rate: The difference between the Aggregate Interest Rate and the Current Interest Rate (that is, two percent (2.0%) per annum).

             Advances:  See Section 7(a)(i).

             Affiliate: With respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or any general partner or managing member of such specified Person, (b) any other Person 10% or more of the equity interest of which is held beneficially or of record by such specified Person or any general partner or managing member of such specified Person, (c) any general or limited partner or managing member of such specified Person or any general partner or managing member of such specified Person, and (d) if such specified Person is an individual, any parent, spouse, child, brother or sister of such specified Person; "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract, by family relationship, or otherwise.

             Aggregate Interest Rate: The aggregate fixed, predefault interest rate on the Notes, namely, the sum of the Current Interest Rate and the Accrual Interest Rate (that is, twelve percent (12.0%) per annum).

             Borrower's Net Excess Cash Flow Account: See Section 8(b)(iii).

             Central Account: Collectively, the "Central Account" and the "Lockbox Account" established pursuant to the Mortgage Cash Collateral Agreement.

             Closing Date: The date of this Agreement.

             Collateral:  As defined in Section 2, below.

             Current Interest Rate: The fixed, predefault, pay rate of interest on the Notes, namely, ten percent (10%) per annum.

             Current Month:  As defined in Section 7(a), below.

             Default Rate: The interest rate payable on overdue amounts pursuant to the Credit Agreement.

             Eligible Account: A segregated interest-bearing account held by and at the Agent or, with the Agent's prior written consent, an account that is either: (a) maintained with a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository
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institution or trust company which is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by the Rating Agency in one of its two highest rating categories or the short-term commercial paper of which is rated by the Rating Agency in its highest rating category at the time of any deposit therein; (b) an account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity provided that any such state chartered institution or trust company shall be subject to regulations regarding fiduciary funds on deposit substantially similar to federal regulation 12 CFR Section 910(b); or (c) such other account acceptable to the Agent. The title of each Eligible Account shall be in the name of Agent and shall indicate that funds held therein are held in trust for the benefit of Agent for the uses and purposes set forth herein.

             Eligible Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the Agent, its successors or assigns, or any Affiliate of the foregoing Persons:

             (a) direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, (i) the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, or
     (b) FHLMC, FNMA, the Federal Farm Credit System, or the Federal Home Loan Banks;

             (b) FDIC-insured demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association, or savings bank, provided that the commercial paper and long-term unsecured debt obligations of such depository institution or trust company have the highest rating available for such securities by the Rating Agency, or such lower rating as is consented to by the Agent;

             (c) repurchase obligations having a term not greater than 90 days with respect to any security described in clause (a) above entered into with a depository institution or trust company (acting as principal) described in clause (b) above;

             (d) general obligations of or obligations guaranteed by any State of the United States of America or the District of Columbia receiving the highest long-term unsecured debt rating available for such securities by the Rating Agency, or such lower rating as is consented to in writing by the Agent;

             (e) securities bearing interest or sold at a discount which are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and are rated by the Rating Agency in its highest long- term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Mezzanine Account to exceed 20% of the aggregate principal amount of the Eligible Investments held in the Mezzanine Account;

             (f)  commercial or finance company paper (including both non-
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     interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agency in its highest short-term and long-term unsecured debt ratings, or such lower rating as is consented to in writing by the Agent;

             (g) guaranteed reinvestment agreements acceptable to the Agent issued by any bank, insurance company or other corporation rated in the highest long-term unsecured rating levels available to such issuers by the Rating Agency throughout the duration of such agreements, or such lower rating as is consented to in writing by the Agent;

             (h) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States of America, which funds have been designated in writing by the Rating Agency as Eligible Investments with respect to this definition; and

             (i) any other demand, money market or time deposit or any other obligation, security or investment, that may be consented to in writing by the Agent;

provided, however, that no instrument or security shall be an Eligible Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

             Event of Default:  As defined in Section 12, below.

             Excess Cash Flow Commencement Date: As defined in the Mortgage Cash Collateral Agreement.

             Federal Book-Entry Regulations: The regulations governing Book-Entry Treasury Bonds, notes and bills as set forth in 61 Fed. Reg. 43626 (Aug. 23, 1996) and similar regulations governing book-entry securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank, Resolution Funding Corporation, Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Agricultural Mortgage Corporation, Student Loan Marketing Association and Tennessee Valley Authority.

             Floating Rate. The floating rate payable from time to time under the Credit Agreement with respect to Base Rate Loans and LIBOR Rate Loans.

             Indemnified Parties: As defined in Section 17(a), below.

             Instruction Letter: As defined in the Mortgage Cash Collateral Agreement.

             Mezzanine Account: An Eligible Account, established and maintained at Agent, in the name of The First National Bank of Boston, as Agent, as Secured Party, for the benefit of the holders of the Notes. The
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Mezzanine Account is not a part of any account or sub-account established pursuant to the Mortgage Cash Collateral Agreement.

             Mezzanine Accounts: The Mezzanine Account and the Notes Reserve Fund Sub-Account.

             Mezzanine Debt Service Payment Shortfall: As defined in Section 8(b)(ii), below.

             Net Excess Cash Flow:  As defined in Section 7(a), below.

             Net Excess Cash Flow Commencement Date: As defined in Section 7(a), below.

Notes Reserve Fund Sub-Account: A sub-account of the Mezzanine Account, established and maintained pursuant to Section 5(c), below, as a reserve for payment of interest on the Loan.

             Notes Reserve Monthly Installment: For the first twelve (12) Current Months, the amount of $66,666.67, which is to be funded in each such Current Month to the Notes Reserve Fund Sub-Account, in addition to any other amount to be funded to such Notes Reserve Fund Sub-Account in any Current Month pursuant to this Agreement.

             Required Mezzanine Debt Service Payment: With respect to any Current Month, the amount of interest (including, without limitation, any interest payable at the Accrual Interest Rate) and principal payments (upon maturity or earlier acceleration) due and payable for such Current Month in accordance with the terms of the Credit Agreement and the Notes.

             Revised UCC: The 1994 Official Text of the Uniform Commercial Code with conforming amendments to Article 9 of the Uniform Commercial Code.

             UCC: The Uniform Commercial Code as in effect in the State in which Mezzanine Accounts are located together with the Federal Book-Entry Regulations to the extent applicable to the Eligible Investments and the Revised UCC to the extent the Federal Book-Entry Regulations require application of the Revised UCC and the same has not been adopted; provided, however, that if and when the Revised UCC is enacted and becomes effective in such State, then UCC shall mean the Revised UCC as enacted in such State from time to time.

     II. Security for Obligations. To secure the full and punctual payment and performance by the Borrowers of all duties, responsibilities and obligations under this Agreement, the Credit Agreement, the Notes and the other Loan Documents (such duties, responsibilities and obligations are hereinafter referred to as the "Obligations"), Borrowers hereby sell, assign, convey, grant, pledge, hypothecate and transfer to Agent a first-in-lien-priority continuing security interest in and to the following property of either or both of the Borrowers, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Collateral"):

             A. any and all Excess Cash Flow from time to time, now or hereafter available in the Central Account and required, by the terms of the Mortgage Cash Collateral Agreement, to be deposited by the Mortgagee or the Account Depository Bank into the Mezzanine Account;
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             B.   the Mezzanine Accounts, and all cash, checks, drafts,
certificates, passbooks, instruments and other amounts, if any, from time to time deposited or held in and/or evidencing the Mezzanine Accounts, or in any of them, including, without limitation, all wire transfers made, or in the process of being made, and all other deposits, to the Mezzanine Accounts, or in any of them, by the Mortgagee or the Account Depository Bank from Excess Cash Flow now or hereafter held in the Central Account, or otherwise;

             C. any and all Eligible Investments from funds in the Mezzanine Accounts, and all cash, checks, drafts, certificates, pass-books and instruments, if any, from time to time invested or held in and/or evidencing the Eligible Investments, or in any of them;

             D. all interest, dividends, cash, instruments and other property from time to time received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing;

             E. all accounts, contract rights, general intangibles and other rights and interests pertaining to any of the foregoing, all documents, instruments or passbooks now or hereafter evidencing the Mezzanine Accounts, all replacements, substitutions, renewals or proceeds of any of the foregoing, and all powers, options, rights, privileges and immunities pertaining thereto (including the right to make withdrawals therefrom); and

             F.   to the extent not covered by clauses (a), (b), (c), (d) or
(e), above, all proceeds as defined under the UCC of any or all of the foregoing.

Agent shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

     III. Warranties and Covenants. Borrowers hereby warrant and represent to, and covenant and agree with, Agent as follows:

             A. Borrowers are and shall remain the sole, lawful, beneficial and record owners of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder), and Borrowers have the full and complete right, power and authority to create a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Agreement.

             B. This Agreement creates a valid and binding first-in-lien priority pledge and assignment of and security interest in the Collateral securing the payment and performance of the Obligations, and upon the filing of UCC Financing Statements in New York County and the New York Secretary of State, all filings and other actions necessary to perfect and protect such pledge and security interests shall have been duly made and taken. The Borrowers have not performed and will not perform any acts which might prevent Agent from enforcing any of the terms and conditions of this Agreement or which would limit Agent in any such enforcement.

             C. The taxpayer identification numbers of the Borrowers are as follows: Holding Company: _______________; and Co Manager: _______________.

             D.   For the purposes of Article 9-401 of the New York Uniform
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Commercial Code, the principal place of business of Borrowers is in New York
County, New York.   If Borrowers have more than one place of business in New
York, their chief executive offices are located in New York County, New York. In order to perfect the pledge and security interests granted herein against Borrowers, UCC Financing Statements must be filed only with the Secretary of State of New York.

             E. The Property Owner and the Mortgagee have executed and delivered the Mortgage Cash Collateral Agreement and the Central Account and the other sub-accounts described in the Mortgage Cash Collateral Agreement have been created. There are no other accounts maintained by any of the Borrower Parties or any manager of the Mortgaged Property for the collection of "Operating Revenue" (as defined in the Mortgage Cash Collateral Agreement) with respect to the ownership and operation of the Mortgaged Property and that, so long as any of the Obligations shall be outstanding, none of the Borrower Parties, nor any manager of the Mortgaged Property, shall open any account for the collection of Operating Revenue with respect to the Mortgaged Property other than those created pursuant to the Mortgage Cash Collateral Agreement.

     IV. General Covenants. The Borrowers covenant and agree that, so long as any of the Obligations are outstanding or have not been paid or performed:

             A. Neither Borrower, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, shall directly, indirectly or by operation of law sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

             B. Borrowers shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Agent's interest in the Collateral as granted hereunder.

             C. Borrowers shall pay all taxes and other charges imposed against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

             D. Borrowers authorize Agent, at the expense of Borrowers, to execute and file any financing statement or statements reasonably deemed necessary by Agent to perfect its security interest in any of the Collateral. Any such financing statement may be signed by Agent alone. Borrowers will sign and deliver any financing statements and other documents, and perform such other acts as Agent reasonably may deem necessary or desirable from time to time to establish and maintain in favor of Agent, valid and perfected security interests in the Collateral, free of all other liens, encumbrances, security interests and claims other than as permitted by the terms of this Agreement. Borrowers shall also furnish to Agent such evidence as it reasonably may require to confirm the value of the Collateral, and shall do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

             E. Except for those items of the Collateral that are delivered to Agent as provided herein, all records of Assignor relative to the Collateral are and will be kept at the office of Borrowers located in New York County, New York. Borrowers shall give Lender not fewer than thirty (30) days prior written notice of any proposed change in either of Borrower's name and any proposed change in the location of such records, and Borrowers will not,
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without the prior written consent of Agent, move such records to a location outside of New York County, New York or keep duplicate records with respect to the Collateral at any address outside such county. Nothing contained in this subparagraph shall be construed so as to prevent Borrowers from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates.

             F. The Borrowers shall cause the Property Owner to deposit all amounts into the Central Account that are required to be deposited therein pursuant to the Mortgage Cash Collateral Agreement and to utilize such funds in accordance with and as and to the extent required by the Mortgage Cash Collateral Agreement.

             G. By execution hereof, the Borrowers hereby direct that the Property Owner cause all Excess Cash Flow to be deposited into the Mezzanine Account, and the Borrowers hereby agree for the benefit of the Property Owner that all such payments actually received by Agent pursuant thereto shall be deemed payments to Borrowers by the Property Owner. By execution hereof, Property Owner acknowledges such direction and the terms of this Agreement. By execution hereof, Managing Member acknowledges and agrees that Managing Member has no right, title or interest in and to any amounts now or hereafter deposited in the Mezzanine Accounts or any interest earned thereon.

             H. Property Owner has executed and delivered to the Mortgagee the Instruction Letter, dated as of the date hereof.

     V.      Establishment and Funding of Mezzanine Accounts.

             A. Establishment of Mezzanine Account. The Borrowers warrant and represent to, and covenant and agree with, Agent that the Borrowers have established the Mezzanine Account at FNBB in the name of Agent, it successors and assigns, as secured party. The Property Owner and Agent, by their execution of the Instruction Letter and by their delivery thereof to the Mortgagee, have irrevocably directed and authorized the Mortgagee and the Account Depository Bank, and hereby reiterate and reaffirm such direction and authorization to the Mortgagee and the Account Depository Bank, when and as required from time to time by the Mortgage Cash Collateral Agreement, to transfer immediately from the Central Account to the Mezzanine Account any and all Excess Cash Flow remaining in the Central Account upon the occurrence of the Excess Cash Flow Commencement Date which pursuant to the terms of the Mortgage Cash Collateral Agreement is required to be deposited with the Agent, and any and all other amounts which are required pursuant to the Mortgage Cash Collateral Agreement to be deposited with the Agent as and when permitted under the terms of the Mortgage Cash Collateral Agreement. All of the Mezzanine Accounts shall be established and maintained as segregated interest bearing accounts. All funds on deposit in the Mezzanine Accounts shall be held by Agent free of any liens or claims on the part of creditors of the Borrowers other than Agent. All of the Mezzanine Accounts shall be Eligible Accounts.

             B.   Distributions as Property Only of Borrowers.   The Borrowers
and Managing Member further warrant and represent to, and covenant and agree with, Agent that (i) all Excess Cash Flow, when and as same is available and the Mortgagee or the Account Depository Bank is required under the Mortgage Cash Collateral Agreement to transfer Excess Cash Flow into the Mezzanine Account, is intended to be and is hereby agreed to be at that time property of only the Borrowers, subject, however, in all events, to the security interests granted by this Agreement to the Agent, (ii) that all Excess Cash Flow transferred by the Mortgagee or the Account Depository Bank from the Central
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Account into the Mezzanine Account shall constitute a distribution from the
Property Owner to the Borrowers, and (iii) neither the Property Owner, the Managing Member nor any other Person will have any right, title or interest in or to any Excess Cash Flow from and after the time at which the Mortgagee or the Account Depository Bank becomes obligated under the Mortgage Cash Collateral Agreement to transfer such Excess Cash Flow to the Mezzanine Account, except any rights the members of the Property Owner shall have to allocations of such funds following the disbursement to the Borrower of any Net Excess Cash Flow as provided in Section 8(b)(iii).

             C.   Mezzanine Accounts to be Controlled by Agent.   Until the
entire Obligations secured hereby are repaid in full, the Mezzanine Accounts shall be under the sole dominion and control of the Agent. The Borrowers hereby irrevocably direct and authorize the Agent to deposit into and withdraw funds from the Mezzanine Account, all in accordance with the terms and conditions of this Agreement. Until the Obligations are repaid in full, none of the Borrowers shall have any right of withdrawal with respect of the Mezzanine Accounts. Each transfer of funds from the Mezzanine Accounts shall be made only to the extent that funds are on deposit in the Mezzanine Accounts, and neither the Agent, nor any of the Banks, shall have any responsibility to make additional funds available in the event that funds on deposit in the Mezzanine Accounts are insufficient. The Notes Reserve Fund Sub-Account is a sub-account of the Mezzanine Account to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement.

     VI.     Investment of Funds in Mezzanine Accounts.

             A.   Investment of Funds in Mezzanine Accounts.   It is the
intention of the parties hereto that the entire amount deposited in the Mezzanine Account shall, so long as there is no then continuing Event of Default, be invested in an interest-bearing account (which account, so long as FNBB is the Agent, shall be a "First Rate Account") and that the entire amount deposited in the Notes Reserve Fund Sub-Account (or so much thereof as Agent may reasonably arrange to invest) shall, so long as there is no then continuing Event of Default, be invested in Eligible Investments. Subject to the limitations specified in the immediately preceding sentence, any amounts held in the Notes Reserve Fund Sub-Account shall be invested, liquidated, and reinvested, by Agent, at Borrowers' direction, in Eligible Investments. At any time when there is a then continuing Event of Default, investment of funds in the Mezzanine Account in the First Rate Account or funds in the Notes Reserve Fund Sub-Account in Eligible Investments, as applicable shall be discretionary with the Agent. If an Event of Default shall have occurred and is then continuing, Agent, in its sole discretion, may, but shall not be required to, invest funds in the Mezzanine Accounts as provided above. In either case, and regardless of whether Borrowers or Agent shall direct any such investment, such investment, in all events, shall be made in the name of Agent, as secured party under this Agreement. Amounts held in the Mezzanine Accounts may be commingled with other funds of Agent for purposes of making such investments. All funds in the Mezzanine Accounts which are invested as provided herein are deemed to be held in the Mezzanine Accounts for all purposes of this Agreement and all of the other Loan Documents.

             B. Eligible Investments. Upon the joint written request of Borrowers, Agent shall invest and reinvest any balance in the Notes Reserve Fund Sub-Account from time to time, but not more frequently than weekly, in Eligible Investments as instructed by Borrowers, provided that (i) if Borrowers fail to so instruct Agent, and so long as an Event of Default is not then
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continuing, Agent shall invest and reinvest such balance in Eligible
Investments included within clause (b) of the definition of Eligible Investments, (ii) the maturities of the Eligible Investments on deposit in the Notes Reserve Fund Sub-Account, and allocated to the Notes Reserve Fund Sub-Account, shall be selected and coordinated to become due not later than the Business Day before any disbursements from the Notes Reserve Fund Sub-Account must be made or such longer period as may be requested in writing by the Borrowers. If Borrowers make such an investment request and Agent invests such monies as requested, disbursements to Borrowers, if any, from the Notes Reserve Fund Sub-Account shall be made prior to the maturity of such Eligible Investments only if Agent is able to liquidate such Eligible Investments prior to maturity thereof. Borrowers and Stahl shall pay within five (5) days of demand any loss on such investments which may be incurred by Agent in connection with any liquidation of such investment prior to the maturity of such investment. All such Eligible Investments shall be held in the name of Agent, as secured party under this Agreement, and shall be under the sole dominion and control of Agent. No Eligible Investment shall be made unless Agent shall perfect its first priority lien in such Eligible Investment securing the Obligations and Agent shall have sole possession and control over each such Eligible Investment and the income thereon, and any certificate, instrument or document, if any, evidencing any such investment shall be delivered directly to Agent, together with any document of transfer necessary to transfer title to such investment to Agent.

             C. Earnings on Mezzanine Accounts. All interest paid or other earnings on the investments of funds in the Mezzanine Accounts shall be deposited into the Mezzanine Account and shall be allocated to the Mezzanine Account established hereunder which would, but for such investment, have contained the funds with respect to which such interest was paid or other earnings earned. Borrowers agree that Agent shall report or cause to be reported all such income and earnings on the Mezzanine Accounts as income of Borrowers (and, if Borrowers are partnerships, limited liability companies, Subchapter S corporations, or other pass-through entities, the partners, members, shareholders, or beneficiaries of Borrowers, as the case may be), shall report or cause to be reported all such losses on the Mezzanine Accounts as losses of Borrowers (and, if Borrowers are partnerships, limited liability companies, Subchapter S corporations, or other pass-through entities, the partners, members, shareholders, or beneficiaries of Borrowers, as the case may
be), and, for federal and applicable state and local tax purposes only, Borrowers shall be the owners of Mezzanine Accounts. Provided that there is no then continuing Default or Event of Default or default or event of default under the Mortgage Loan Documents, interest paid on amounts deposited in the Mezzanine Accounts shall be disbursed to the Borrowers' Net Excess Cash Flow Account not less frequently than quarterly, except to the extent that any amounts are then required to be deposited to the Notes Reserve Fund Sub-Account pursuant to this Agreement.

             D. No Liability For Investments. In no event shall Agent have any responsibility or liability for the types of investments which Borrowers may direct Agent to make, nor shall Agent have any duty or responsibility to confirm that the same are in fact Eligible Investments. Neither Agent, nor any Bank, shall have any liability for any loss in investments of funds in the Mezzanine Account which are invested in investments as provided herein whether Borrower or Agent selected such investment in accordance herewith (whether from early liquidation or otherwise), and no such loss shall affect Borrowers' obligations to fund, or liability for funding, the Mezzanine Account and each sub-account established hereunder, as the case may be.

     VII.    Monthly Funding of Mezzanine Accounts.

             A.   Funding Priority.   For each month after the calendar month
in which the Closing Date occurs (each, the "Current Month"), all monies collected in the Mezzanine Account during each such Current Month shall be allocated as set forth in this Section 7(a). In each Current Month, Agent, except as otherwise provided in Section 7(b), below, shall allocate all funds transferred or deposited into the Mezzanine Account between the Mezzanine Account and the Notes Reserve Fund Sub-Account as follows and in the following priority:

                  1. first, to the Mezzanine Account until an amount equal to the sum of any amounts which may have been advanced by the Agent or the Banks pursuant to the terms of the Loan Documents to cure any Default or Event of Default, any "Default" or "Event of Default" under the Mortgage Loan Documents, to protect the Collateral or otherwise, together with any interest payable on such amounts pursuant to the Loan Documents (collectively, the "Advances"), plus (w) the Required Mezzanine Debt Service Payment for the next occurring Interest Payment Date, plus (x) an amount equal to the amount of any Capitalized Interest, plus (y) an amount equal to such payments for any prior month(s), to the extent not previously paid, plus (z) an amount equal to the amount, if any, deducted from the Mezzanine Account in any preceding month to pay any other amounts due under the Loan Documents, has been reserved within the Mezzanine Account. The Borrowers acknowledge that the Agent shall not be required to make such allocation until such time as the Agent is able to calculate the amount of the Required Mezzanine Debt Service Payment. On the date hereof, the Borrowers shall fund an amount equal to $160,000.00 to the Mezzanine Account to pay the Required Mezzanine Debt Service Payment due on May 1, 1997.

                  2. second, to the Notes Reserve Fund Sub-Account, until an amount equal to the sum of (x) the Notes Reserve Monthly Installment for such Current Month has been allocated to the Notes Reserve Fund Sub-Account, plus (y) an amount equal to such payments for any prior month(s), to the extent not previously paid, plus (z) an amount equal to the amount, if any, deducted from the Notes Reserve Fund Sub-Account in any preceding month to pay any amounts due from the Mezzanine Account because of a shortfall in the Mezzanine Account or to pay any other amounts due under the Loan Documents. With respect to the first twelve (12) Current Months, in the event that the funds remaining in the Mezzanine Account available to be deposited to the Notes Reserve Fund Sub-Account are less than $66,666.67, that same shall not constitute a Default pursuant to Section 10.1(b) of the Credit Agreement, provided that in any subsequent Current Month thereafter during the first twelve (12) Current Months the amount of any such deficiency shall be funded in later months to the extent of funds available therefor in the Mezzanine Account, provided that in any event the balance of the Notes Reserve Fund Sub-Account shall equal $800,000.00 on May 1, 1998. With respect to any Current Month subsequent to the twelfth (12th) Current Month, the amount required to be deposited into the Notes Reserve Fund Sub-Account shall be such amount, if any, as is necessary to cause the then existing balance of the Notes Reserve Fund Sub-Account to equal $800,000.00 to the extent that funds are available for such purpose in the Mezzanine Account.

During each Current Month the Agent shall notify Borrowers as soon as reasonably practicable after the amounts set forth in clauses (i) through (ii) above, to the extent then applicable, have been transferred or deposited into the Mezzanine Account and allocated to or reserved within the Mezzanine Account or the Notes Reserve Fund Sub-Account as aforesaid, to the extent such deposits are fully made on or prior to the last Business Day in such Current Month. The date such amounts have been fully funded or reserved within the Mezzanine Account or the Notes Reserve Fund Sub-Account in any Current Month is occasionally herein referred to as the "Net Excess Cash Flow Commencement
Date".   As used herein, "Net Excess Cash Flow" means the amount available in the Mezzanine Account in any Current Month after the allocations and reservations under clauses (i)-(ii) above have been made.

             B. Special Allocations/Reallocations of Funds in Mezzanine Accounts. In any Current Month, Agent, in its sole discretion, may allocate any amounts in the Mezzanine Account or the Notes Reserve Fund Sub-Account to pay any Required Mezzanine Debt Service Payment and any other amounts due under the Loan Documents; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Agent as herein provided. If, on any Interest Payment Date, the aggregate balance in the Mezzanine Account, to the extent such funds in the Mezzanine Account were deposited prior to the last Business Day of the preceding calendar month, is insufficient to make the payment of the Advances and Required Mezzanine Debt Service Payment (excluding any amount due at the Accrual Interest Rate) required to be made pursuant to Section 8 (b)(i), below, then such failure shall be deemed a Default pursuant to Section 10.1(a) or (b) of the Credit Agreement, as applicable. In the event that Agent applies the proceeds in any of the Mezzanine Accounts other than the one allocated therefor (i) to make such Required Mezzanine Debt Service Payment (excluding any amount due at the Accrual Interest Rate), or (ii) to pay any other amounts due under the Loan Documents (excluding any amounts due at the Accrual Interest Rate or Capitalized Interest), Borrowers shall upon demand repay to Agent, in order to replenish the applicable account up to the amount contained therein immediately prior to such application, the amount of the funds so applied, and failure by Borrowers to repay such amounts within five (5) days after such demand shall constitute an additional Event of Default hereunder; provided, however, that in the event that any funds are applied from the Notes Reserve Fund Sub- Account to pay any amount due at the Accrual Interest Rate, the Notes Reserve Fund Sub-Account shall be replenished as provided in Section 7(a)(ii). Agent may, at its sole option, replenish such Mezzanine Account out of available Net Excess Cash Flow in subsequent months which would have otherwise been transferred to the Borrowers pursuant to Section 8(b)(iii). If Agent advances its own funds to make any payments in respect of any other amounts due under the Loan Documents, Agent shall be entitled to repayment of such payments, with interest earned thereon at the Default Rate.

     VIII.   Transfers of Funds Out of Mezzanine Accounts.

             A. Certificate Regarding Available Funds in Mezzanine Account. Not later than two (2) Business Days before each Interest Payment Date during the term of the Loan (provided that as of such date the Agent is able to determine the amount payable on such Interest Payment Date), Agent shall deliver (by facsimile or otherwise) to Borrowers a certificate, in the form annexed hereto and made a part hereof as Exhibit A, stating whether sufficient funds have theretofore been deposited into the Mezzanine Account to fund or reserve within each of the Mezzanine Accounts which Borrowers are then required to fund under the terms of this Agreement. If any such certificate states that the funds then allocated to any Mezzanine Accounts are less than the amount of funds which are required to be deposited therein for such Interest Payment Date with respect to Advances, interest payable at the Current Rate, the Accrual Interest Rate or the Floating Rate, to the extent the same are due and payable under the Credit Agreement, and with respect to the Notes Reserve Fund Sub-Account, to the extent such amounts are required to be deposited pursuant to this Agreement, Borrowers shall be obligated to deposit immediately available United States funds (in addition to Excess Cash Flow) into the Mezzanine Account, prior to the date and time such amounts are due pursuant to the Credit Agreement, in the amount of such deficiency, and failure to make such deposit prior to such time shall be an additional Default pursuant to Section 10.1(a) or (b) of the Credit Agreement, as applicable. The failure by Agent to deliver such certificate to Borrowers shall not waive any such Default hereunder.

             B. Priority of Disbursements. Transfers and payments made out of the Mezzanine Accounts shall be made in accordance with the following provisions to the extent the same are applicable and shall be payable in the following order:

                  1. Payment of Mezzanine Debt Service. On each Interest Payment Date during the term of the Loan, Agent shall disburse from the Mezzanine Account to the Banks pursuant to the Credit Agreement, an amount equal to the sum of (A) the Advances, (B) the Required Mezzanine Debt Service Payment for such Interest Payment Date, (C) any amount deposited in the Mezzanine Account to pay Capitalized Interest, and (D) any amounts deposited into the Mezzanine Account which are permitted voluntary prepayments, if any, pursuant to the terms of the Notes. Notwithstanding any provision to the contrary in this Section 8(b)(i), the disbursement from the Mezzanine Account on each Interest Payment Date shall be made by Agent in the following order of priority:

                       (1)    Repayment of the Advances;

                       (2) Interest first due on the Notes on such Interest Payment Date at the Current Interest Rate, together with any theretofore accrued, unpaid interest on the Notes at the Current Interest Rate;

                       (3) Interest first due on the Notes on such Interest Payment Date at the Floating Rate, together with any theretofore accrued, unpaid interest on the Notes at the Floating Rate;

                       (4) Interest first due on the Notes on such Interest Payment Date at the Accrual Interest Rate, together with any theretofore accrued, unpaid interest on the Notes at the Accrual Interest Rate;

                       (5)    Any unpaid Capitalized Interest;

                       (6) Any other sums (other than principal) due under the Loan Documents; and

                       (7) At the Maturity Date, or on any earlier date on which the Loan becomes due and payable (by acceleration or otherwise) or is prepaid in accordance with the terms of the Notes, the principal of the then outstanding Obligations.

                  2. Funding from Notes Reserve Fund Sub-Account. On each Interest Payment Date during the term of the Loan, if and to the extent that the funds then available in the Mezzanine Account are less than the Required Mezzanine Debt Service Payment due on such Interest Payment Date (the amount of such deficiency in any Current Month is referred to as the

     "Mezzanine Debt Service Payment Shortfall"), the Agent shall disburse from the Notes Reserve Fund Sub-Account, to the extent funds are available therein for such purpose, an amount equal to the Mezzanine Debt Service Payment Shortfall which shall be applied, as and to the extent required due to insufficiency of funds in the Mezzanine Account and after disbursement of the funds in the Mezzanine Account, in the same order of priority as set forth in Section 8(b)(i), above.

                  3. Transfer of Net Excess Cash Flow. Within two (2) Business Days after the funding of or reservation of amounts within the Mezzanine Accounts pursuant to Section 7, and provided that there is then no continuing Default or Event of Default or default or event of default under the Mortgage Loan Documents, Agent shall transfer from the Mezzanine Account to the account described in Exhibit B attached hereto and made a part hereof, or any other account as may be designated by Borrowers in a written notice to Agent (the "Borrowers' Net Excess Cash Flow Account") any Net Excess Cash Flow remaining in the Mezzanine Account. From and after the transfer of such Net Excess Cash Flow to the Borrowers, Agent shall have no further liability or responsibility with respect to the funds so transferred or the investment thereof, such Net Excess Cash Flow shall be the property of the Borrowers and may be further distributed by the Borrowers in accordance with their separate agreements.

     IX. Financing Statement; Further Assurances. Simultaneously herewith, Borrowers shall execute and deliver to Agent for filing a financing statement or statements in connection with the Collateral in the form required to properly perfect Agent's security interest therein. Borrowers agree that at any time, and from time to time, at the expense of Borrowers, Borrowers will promptly execute and deliver all further instruments and documents, and take all further action, which may be reasonably necessary or desirable, or which Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Eligible Investments) or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     X. Agent's Right to Perform Borrowers' Obligations; No Liability of Agent or Banks. If the Borrowers fail to perform their respective covenants or obligations under this Agreement beyond any applicable period for notice and cure, Agent may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Agent incurred in connection therewith shall be payable by the Borrowers to Agent in accordance with Section 15 hereof. Notwithstanding the Agent's right to perform, at its sole discretion, certain obligations of the Borrowers, Agent's exercise of any of its rights or remedies hereunder, under any of the other Loan Documents, or otherwise at law or in equity, Agent shall not be deemed to be a mortgagee- in-possession, nor shall Agent or the Banks be subject to any liability with respect to the Mortgaged Property, the Collateral, or otherwise based upon any claim of lender liability.

     XI. Reasonable Care. Beyond the exercise of reasonable care in the custody thereof, Agent shall not have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession, if the Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent, or its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's gross negligence or willful misconduct.

     XII. Events of Default. An Event of Default shall exist hereunder upon the occurrence of any of the following:

             A. Any warranty, representation or statement made by or on behalf of the Borrowers in this Agreement proves untrue or misleading in any material respect and the same is not cured within any period of cure permitted by Section 7.18 of the Credit Agreement; or

             B. Borrowers shall fail to duly and fully comply with any covenant, condition or agreement in Paragraphs 3(e), 4(a) or 4(f) of this Agreement and as to a failure to comply with paragraph 4(f) only, the same is not cured within five (5) days following receipt of notice of such default; or

             C. Borrowers shall fail to comply with any monetary obligation under this Agreement (including without limitation the obligation to cause the Notes Reserve Fund Sub- Account to have a balance of $800,000.00 on May 1,
1998), and the same shall not be cured within any period of notice and cure permitted by the Credit Agreement, subject to any limitations therein on the number or frequency of such notices; or

             D. Borrower shall fail to duly and fully comply with any other covenant, condition or agreement of this Agreement (other than those specified above in this Paragraph 12) and the same is not cured within thirty (30) days following receipt of written notice of such default; or

             E. The occurrence of an Event of Default under any of the Loan Documents.

     XIII.   Remedies.

             A. Upon the occurrence of an Event of Default, Agent, without limitation, may:

                  1. without notice to Borrowers, except as required by law, and at any time or from time to time, charge, set-off, and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

                  2. in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and

                  3. demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose, or otherwise realize upon the Collateral (or any portion thereof) as Agent may determine in its sole discretion.

             B. The Borrowers hereby expressly waive, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral except as otherwise specifically provided herein. Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Agreement, and/or under any of the other Mezzanine Loan Documents. The remedies of Agent shall include, without limitation, all rights and remedies specified this Agreement, all remedies of Agent under applicable general or statutory law, and the remedies of a secured party under the UCC as enacted in the State of New York, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. In addition to such other remedies as may exist from time to time, whether by way of set-off, banker's lien, consensual security interest or otherwise, upon the occurrence of an Event of Default, Agent is authorized at any time and from time to time, without notice to or demand upon the Borrowers (any such notice or demand being expressly waived by the Borrowers) to charge any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent to or for the credit of or the account of the Borrowers against any and all of the Obligations, irrespective of whether or not Agent shall have made any demand for payment and although the Obligations may be unmatured. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonable and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) days prior to such disposition. Agent may require the Borrowers to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to the parties hereto. It is expressly understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, and that Agent shall be entitled to bid and purchase at any such sale. To the extent the Collateral consists of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Borrowers. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Borrowers shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization. Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Agent's rights therein, Agent may receive, open and dispose of mail addressed to any Borrowers and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any other form of Collateral on behalf and in the name of Borrowers, as their attorney-in-fact. In addition, Borrowers hereby irrevocably designate and appoint Agent their true and lawful attorney-in-fact either in the name of Agent or Borrowers to (i) sign Borrowers' name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the UCC relating to the Collateral;
(ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in Borrowers' name any documents necessary to transfer title to the Collateral to Agent or any third party. All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations. All remedies of Agent shall be cumulative to the full extent provided by law. Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral. Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.

             C. Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem reasonably necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay reasonably necessary expenses, employ counsel and pay reasonable attorney's fees. Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be payable upon demand and shall bear interest at the Default Rate.

     XIV. No Waiver. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Agent in exercising any right or remedy hereunder or under any of the other Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent under Section 13, above, or elsewhere in this Agreement, or by any of the other Loan Documents, or otherwise available at law or in equity, may be exercised by Agent at any time and from time to time, and as often as Agent may deem it expedient. Any and all of Agent's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and the Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding by or against any of the Borrowers under the Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent or the Banks after an Event of Default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Agent in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon the Borrowers by Agent, shall constitute a waiver thereof, or limit, impair or prejudice Agent's right, without notice or demand, to take any action against the Borrowers or to exercise any other power of sale, option or any other right or remedy.

     No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Borrowers hereby waive to the extent permitted by law all rights which Borrowers have or may have under and by virtue of the UCC, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto, providing any right of Borrowers to notice except as provided herein and to a judicial hearing prior to seizure by Agent of any of the Collateral. Borrowers hereby waive and renounce for themselves, their respective heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Obligations.

     XV. Expenses. The Collateral shall secure, and Borrowers shall pay to Agent, within five (5) days of demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of, or realization on the Collateral, or in any way relating to the enforcement, protection, or preservation of the rights or remedies of Agent under this Agreement, the Notes, or any of the other Loan Documents.

     XVI. Agent Appointed Attorney-In-Fact. Each of the Borrowers hereby irrevocably constitutes and appoints Agent as such Person's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge, and deliver any instruments and to exercise and enforce every right, power, remedy, option, and privilege of such Persons, or of any of them, with respect to the Collateral, and do in the name, place and stead of such Persons, or of any of them, all such acts, things and deeds for and on behalf of and in the name of such Persons, or of any of them, which such Persons, or of any of them could or might do or which Agent may deem necessary to more fully vest in Agent the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. If any of the Borrowers fails to perform any of its obligations under this Agreement, Agent may itself perform or cause performance of any such obligation, and any reasonable expenses of Agent incurred in connection therewith shall be paid by the Borrowers as provided in Section 15, above.

     XVII.   Liability of Agent.

             A. Agent, in its capacity as secured party hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Agent shall not be under any obligation or duty to perform any act which would expose it to expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. The Borrowers shall, jointly and severally, indemnify and hold Agent and its respective officers, directors, shareholders, employees, agents, and representatives (collectively, the "Indemnified Parties") harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent or any other Indemnified Party, in connection with the transactions contemplated hereby, except any loss, cost or damage resulting from Agent's gross negligence or willful misconduct.

             B. Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to give any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable to any of the Borrowers for any act or omission done or omitted to be done by it in reliance upon any instruction, direction, or certification received by Agent of them without gross negligence or willful misconduct.

     XVIII. Security Interest Absolute. All rights of Agent, and the security interest hereunder, and all of the Obligations secured hereby, shall be absolute and unconditional, irrespective of:

             A. Any lack of validity or enforceability of any of the Loan Documents;

             B. Any change in the time (including the extension of the maturity date of the Notes), manner, or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

             C. Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

             D. Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Borrowers or any third party for the Obligations or any part thereof.

     XIX. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon payment in full of the Obligations, this Agreement shall terminate and Borrowers shall be entitled to the return, upon their request and at their expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and Agent shall at the Borrowers' expense execute such instruments and documents as may be reasonably requested by Borrowers to evidence such termination and the release of the lien hereof.

     XX.     Miscellaneous.

             A. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

             B. No waiver of any term or condition of this Agreement, whether by delay, omission, or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

             C. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

             D. Each notice, demand, election, consent, request, consent, approval and other communication required, permitted, or desired, to be given hereunder shall be deemed to have been properly given or served if given in the manner provided in the Credit Agreement. To the extent that the Borrowers desire any specific notice pursuant to this Agreement to be delivered to the attention of a person other than the person set forth in the Credit Agreement to receive such notices, the Borrower may designate a different person by written notice delivered to the Agent.

             E. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

             F. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State in which the Mezzanine Accounts are located.

             G.   This Agreement may be executed in any number of counterparts.

             H. Time is of the essence with respect to each and every obligation under this Agreement.

     IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Agreement, under seal, as of the day and year first above written.

PROPERTY OWNER:

277 PARK AVENUE, LLC, a Delaware limited liability company

By:   Park Avenue Management Corporation,
      a Delaware corporation, its co-
      Managing Member


   By: /s/ Stanley Stahl
       _________________________________
        Title:

           [CORPORATE SEAL]


By:   PAMC Co-Manager Inc., a Delaware
      corporation, its co-Managing Member


   By: /s/ Stanley Stahl
       _________________________________
        Title:


           [CORPORATE SEAL]

BORROWERS:

PAMC CO-MANAGER INC., a Delaware
corporation


By:  /s/ Stanley Stahl
     _________________________________
      Title:

           [CORPORATE SEAL]

PARK AVENUE FINANCING COMPANY, LLC, a
Delaware limited liability company

By:   PAFC Management, Inc., a Delaware
       corporation, its Managing Member


   By: /s/ Stanley Stahl
       _________________________________
        Title:

      [CORPORATE SEAL]

AS TO PARAGRAPHS 3 (e), 4(g) AND 5(b) ONLY

MANAGING MEMBER:

PARK AVENUE MANAGEMENT CORPORATION, a
Delaware corporation


By: /s/ Stanley Stahl
    _________________________________
     Title:


                  [CORPORATE SEAL]

AS TO PARAGRAPH 6(B) ONLY

/s/ Stanley Stahl
_____________________________________
STANLEY STAHL

AGENT:

THE FIRST NATIONAL BANK OF BOSTON,
a national banking association, As
Agent

By: /s/ Mark E. Basham
  _________________________________
   Title:

      [BANK SEAL]

                                   EXHIBIT A


             FORM OF CERTIFICATE RE FUNDING OF MEZZANINE ACCOUNTS

                                   EXHIBIT B

           INSTRUCTIONS FOR BORROWERS' NET EXCESS CASH FLOW ACCOUNT